UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2016
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
C. Roddy Mann, Executive Vice President, Strategy & Business Development of Vera Bradley, Inc. (the “Company”) will leave the Company effective May 31, 2016. In this role, Mr. Mann oversaw the Company’s retail and wholesale operations. Mr. Mann’s position will not be replaced. Instead, Melissa Latham, Vice President, Retail Stores, will lead the Company’s retail operations and Mary Beth Trypus, who joins the Company May 16, 2016 as Vice President, Global Wholesale Sales, will lead the wholesale operations. Ms. Latham and Ms. Trypus will report to Robert Wallstrom, Chief Executive Officer.
Mr. Mann will receive a severance package in accordance with the Vera Bradley, Inc. Severance Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: May 10, 2016	/s/ Anastacia S. Knapper
Anastacia S. Knapper Senior Vice President, General Counsel